Exhibit 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on this Schedule 13G is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated:  January 17, 2023

BIOS SPECIAL OPPORTUNITY FUND II, LP

By:	Bios Equity Partners SOF I, its general partner

By:	Bios Capital Management, LP, its general partner

By:	Bios Advisors GP, LLC, its general partner

By:	/s/ Aaron Glenn Louis Fletcher, Manager

BIOS SPECIAL OPPORTUNITY FUND I, LP

By:	Bios Equity Partners SOF I, its general partner

By:	Bios Capital Management, LP, its general partner

By:	Bios Advisors GP, LLC, its general partner

By:	/s/ Aaron Glenn Louis Fletcher, Manager

BIOS EQUITY PARTNERS SOF I

By:	Bios Capital Management, LP, its general partner

By:	Bios Advisors GP, LLC, its general partner

By:	/s/ Aaron Glenn Louis Fletcher, Manager

PRECISE BIOS SPECIAL OPPORTUNITIES LLC

By:	Bios Capital Management, LP, its investment adviser

By:	Bios Advisors GP, LLC, its general partner

By:	/s/ Aaron Glenn Louis Fletcher, Manager

JOSEPH O’DONNELL

By:	Bios Capital Management, LP, its investment adviser

By:	Bios Advisors GP, LLC, its general partner

By:	/s/ Aaron Glenn Louis Fletcher, Manager

KLEINHEINZ FAMILY FOUNDATION FOR THE ARTS AND EDUCATION

By:	Bios Capital Management, LP, its investment adviser

By:	Bios Advisors GP, LLC, its general partner

By:	/s/ Aaron Glenn Louis Fletcher, Manager

ROBERT VERNON VANMAN

By:	Bios Capital Management, LP, its investment adviser

By:	Bios Advisors GP, LLC, its general partner

By:	/s/ Aaron Glenn Louis Fletcher, Manager

VANMAN CHARITABLE FOUNDATION

By:	Bios Capital Management, LP, its investment adviser

By:	Bios Advisors GP, LLC, its general partner

By:	/s/ Aaron Glenn Louis Fletcher, Manager

BIOS CAPITAL MANAGEMENT, LP

By:	Bios Advisors GP, LLC, its general partner

By:	/s/ Aaron Glenn Louis Fletcher, Manager

BIOS ADVISORS GP, LLC

By:	/s/ Aaron Glenn Louis Fletcher, Manager

AARON G.L. FLETCHER

By:	/s/ Aaron Glenn Louis Fletcher